Nasdaq: FAC Shareholder Letter ir.factorialenergy.com Second Quarter 2026 Aug 11, 2026

Shareholder Letter I Q2 | Aug 11, 2026 Dear Shareholders I am proud of what our team has delivered in 2026. We advanced our mobility partnerships, expanded into new applications, and took additional steps toward commercial revenue. Earlier this summer, we rang the Nasdaq opening bell as a public company, a milestone that reflects years of work by our team. Going public was the beginning of a new chapter for Factorial, and this quarter shows we are off to a strong operational start. Our June 30 shareholder letter introduced Factorial to the public markets and laid out our commercialization roadmap. We encourage shareholders to refer to that inaugural letter for background on our technology, history, and strategic partnerships. This second quarter letter builds on that foundation with an update on our execution against that roadmap, and I remain confident in the path ahead. Recent Milestone Highlights Our team advanced several significant milestones since the beginning of the second quarter, reinforcing the commercial momentum behind our platform. During the second quarter, we announced collaborations with leading drone battery integrators across three continents, KULR Technology Group in the United States, Tulip Tech in Europe, and JRES in South Korea, to accelerate integration of our battery technology into unmanned aerial systems, a collaboration publicly showcased at the XPONENTIAL 2026 conference. 2ir.factorialenergy.com

Shareholder Letter I Q2 | Aug 11, 2026 ir.factorialenergy.com In June, we achieved the first automotive integration of solid-state battery technology in North America, through the integration of our FEST® cells into a Dodge Charger Daytona development vehicle with Stellantis and the launch of road testing on that program. This integration required the development of a patented new mechanical pack architecture designed by Stellantis to accommodate solid-state cells, reflecting the depth of engineering collaboration between our two companies. Following the close of our business combination in June, we welcomed Dieter Zetsche, former Chairman of Daimler AG and Head of Mercedes-Benz Cars, to our Board of Directors. After quarter end, we announced three additional milestones, including two produced by our relationships with the above mentioned drone battery integrators. In July, we announced a strategic partnership with Tulip Tech following successful flight testing of our solid-state and lithium-metal battery technology. Initial customer flight testing demonstrated more than a 30% increase in flight range, achieved before any engineering optimization. This result marks an important step beyond laboratory validation and establishes a framework with Tulip for joint customer engagement and a roadmap toward volume production. The next milestone marked an even bigger step forward. In July, we secured our first commercial drone battery order for products including our solid-state technology and liquid electrolytes, combining Factorial's cell technology with a U.S.-based pack integrator’s system architecture. We may satisfy such order through a combination of Factorial’s proprietary cell technology and third-party manufactured cells. This order moves our cell technology into commercial deployment and marks the first of what we expect to be additional orders across drones, aerospace, space, defense, and robotics applications. As I noted in announcing this milestone, we see this as an early step in building the foundational energy layer that will underpin the next era of mobility and artificial intelligence. 3

Shareholder Letter I Q2 | Aug 11, 2026 In July, we also announced the signing of a Memorandum of Understanding with SK On, one of Korea's top global battery manufacturers, to jointly evaluate how Factorial's solid-state battery technologies can be manufactured at scale using SK On's extensive global manufacturing network. A key objective of the collaboration is to explore using existing lithium-ion battery capacity to establish a premier joint manufacturing collaboration on solid-state batteries. May 2026 Partnerships with Top Integrators Across Three Continents to Advance Next- Generation Battery Integration for Drone Systems June 2026 Dieter Zetsche, former Chairman of Daimler AG and Head of Mercedes-Benz Cars, joins board of directors June 2026 Stellantis and Factorial Integrate Advanced Solid-State Battery into Stellantis Development Vehicle and Launch Road Testing June 2026 Factorial and Tulip Seal Strategic Partnership after Successful Flight Test July 2026 Factorial Secures First Commercial Aerospace Order for Advanced Battery Cells July 2026 Factorial and SK On Sign MoU to Explore Solid- State Battery Manufacturing  4 ir.factorialenergy.com

Shareholder Letter I Q2 | Aug 11, 2026 Our Tulip partnership and first commercial drone order each illustrate the broader path we expect our technology to follow as it moves from validation to commercial deployment. With Tulip, early flight testing demonstrated real-world performance improvement, which then supported a structured commercialization framework encompassing joint customer engagement and a defined roadmap toward volume production. The commercial drone order advanced that progression a step further, from validation to a first commercial order, moving our cell technology into deployment through an established pack integrator. We believe this Commercialization Pathway sequence, validation, partnership formation, and commercial order, reflects the pattern our technology is likely to follow across additional high-spec applications in the year ahead.  Our partnership model applies to manufacturing as well. Our MoU with SK On, our second manufacturing- focused partnership with a global battery producer, reflects our capital-light approach to industrialization: developing batteries that leverage established manufacturing infrastructure to accelerate the path to scale. Our fabrication lines have already produced and shipped thousands of automotive-sized FEST® cells to global OEM partners for testing and validation, reflecting production capabilities that extend beyond the laboratory today. 5ir.factorialenergy.com

Shareholder Letter I Q2 | Aug 11, 2026 Our commercialization efforts are built on two proprietary battery platforms, together protected by more than 150 patents and patent applications. FEST® is our high power platform, designed for drones, high performance data centers, and other applications where power delivery and energy density are critical, and is compatible with up to 80% of existing lithium-ion manufacturing equipment. This allows partners to adopt and scale the technology without rebuilding their infrastructure. Solstice™ is designed for a distinct class of applications, including robotics and space systems, which require high thermal stability where conventional lithium-ion batteries fall short. Together, these platforms deliver meaningfully more energy in the same space and weight, enabling longer range, greater endurance, and lighter system designs for the applications that need them most Both platforms are engineered for flexibility. We continuously optimize our electrolyte formulations to meet evolving customer requirements, tuning each system to the specific cycle life, power, and energy density needs of the application it serves.  FEST® High-Power Solid-State Anode FEST® SolsticeTM High Energy All-Solid-State SolsticeTM Energy density is an important way to measure that progress across these applications, one we track internally as a proxy for the pace of our technology development and our path toward commercialization. It is especially relevant to our drone programs, which represent our nearest-term path to commercial revenue, where higher energy density translates directly into longer flight range and greater mission capability. Our platform has demonstrated 390 Wh/kg in cells delivered to a global OEM customer, and within our drone programs, we expect to advance our platform’s energy density toward approximately 450 Wh/kg by year end, with continued improvement targeted for next year. ir.factorialenergy.com 6 .

Shareholder Letter I Q2 | Aug 11, 2026 ir.factorialenergy.com Industry and Market Backdrop We continue to see the strongest near-term commercial demand for our technology in high-spec markets, including drones, aerospace, and defense-aligned applications, where performance requirements are rigorous and adoption cycles move faster than in large-scale automotive production. The global market for unmanned aerial systems alone is projected to exceed $160 billion by 2034 according to third-party estimates, reflecting the scale of opportunity in this segment. We expect these high-spec markets to serve as the earliest proving ground for our platform, in the same way our automotive partnerships have validated our technology's performance on the road. Across both, we see a common thread: batteries are becoming foundational infrastructure for the machines and systems that will define the next era of physical technology, from vehicles to autonomous aircraft to robotics. Automotive remains central to our long-term strategy, and we expect volume production in that market to develop over a longer timeframe consistent with the industry's characteristic qualification and manufacturing cycles. Our announced automotive partnerships, representing 26% of the 4.4 million EVs sold in the United States and Europe in 2024, anchor our position in a market projected to exceed $200 billion by 2030. Beyond automotive, global battery demand is projected to grow roughly fivefold by 2030, reaching 5 terawatt-hours, reflecting the broader opportunity across the high-spec markets we serve today. Financial Outlook and Update During the second quarter, we were pleased to advance several technological and commercial milestones, ending the quarter with a strong capital position through the completion of our transition to a public company.   7

Shareholder Letter I Q2 | Aug 11, 2026 ir.factorialenergy.com For the three months ended June 30, 2026, we recorded operating expenses of $13.0 million and a GAAP net loss of $11.3 million. As in prior periods, these investments were directed primarily at research and development, sales and marketing, and the operational infrastructure needed to execute against the milestones described above. For the six months ended June 30, 2026, Factorial recorded operating expenses of $19.5 million and a GAAP net loss of $19.9 million. Excluding certain non-cash expenses, for the six months ended June 30, 2026, our non-GAAP operating expenses were $14.5 million. For a reconciliation of GAAP to non-GAAP financial metrics, please see the reconciliation table at the end of this document.   Capital expenditures for the six months ended June 30, 2026 were $0.6 million, consistent with our capital-light strategy, and primarily directed toward expanding our own fabrication lines to support initial commercial production. As of June 30, 2026, Factorial's cash and cash equivalents were approximately $112.8 million. For the full year 2026, we expect non-GAAP operating expenses of approximately $40 million and capital expenditures of approximately $13 million. These expenditures are calibrated to fund our technology development, commercial partnerships, and production ramp to convert our momentum into commercial revenue. We expect the expansion of our fabrication capacity to be completed in phases by the end of 2028. With our foundation in place within the high-spec markets we serve, we expect to achieve our first commercial revenue in 2027, driven by our first commercial drone battery order in July and our first supercar battery order in January this year. We believe our disciplined operating model and strong cash position, together with our capital-light manufacturing strategy, provide the runway to execute our current operating plan as we advance toward commercial scale. 8

Shareholder Letter I Q2 | Aug 11, 2026 Closing Our progress since the beginning of the quarter builds directly on the priorities we outlined in our June 30 shareholder letter: deepening our platform advantage, strengthening the strategic industries we serve through partnership, moving from validation to commercial deployment, and expanding manufacturing capacity with a prudent focus on returns. Our alliance with Tulip Tech, our first commercial order, and our advancing road-testing program with Stellantis each delivered against these priorities. We remain guided by the same principle that has shaped Factorial since its founding: prove our technology in the highest-performing, fastest-adopting markets first, then use that proof to expand into mainstream EVs and the broader mobility market by the end of the decade. We look forward to updating you on our momentum and we thank you for your continued confidence in Factorial. Sincerely, Siyu Huang Co-Founder and Chief Executive Officer ir.factorialenergy.com 9

Shareholder Letter I Q2 | Aug 11, 2026 About Factorial Energy Factorial Energy (Nasdaq: FAC) is a leading American solid-state battery innovator backed by IQT - the not-for-profit strategic investor for the U.S. national security community and America’s allies – and Mercedes-Benz, Stellantis, Hyundai, and Kia. Through its proprietary FEST® and Solstice™ platforms, engineered for scalable manufacturing, Factorial delivers industry-leading performance across aerospace, energy storage and mobility applications. Mercedes-Benz’ real-world road testing in a lightly modified test vehicle achieved over 1,200 km of range on a single charge, while Stellantis-lab testing verified 77 Ah cells demonstrating high energy density, fast-charging, and robust use for energy and power performance across temperature extremes. For more information visit www.factorialenergy.com. Forward-Looking Statements Certain statements in this communication may be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements herein generally relate to future events or the future financial or operating performance of Factorial Energy Inc. For example, expectations regarding industry and market trends; future financial performance, including operating expense and capital expenditure expectations and timing of first commercial revenue; capital resources and operating runway; prospects; the timing of financial disclosures; manufacturing capabilities and operations; business plans; long-term strategic objectives and market expansion timelines; future commercialization trajectory; commercial orders and customer demand; and other projections concerning key performance metrics or milestones are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “project,” “target,” “plan,” “potentially,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors, such as those listed or described in our filings with the Securities and Exchange Commission (the “SEC”), including in our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2026. Such risks, uncertainties, and other factors could cause actual results to differ materially from those expressed or implied by such forward-looking statements. The forward-looking statements in this letter speak only as of the date on which the statements are made. While Factorial may elect to update such forward-looking statements in the future, it disclaims any obligation to do so except as required by law.   This letter also includes statistical data, estimates and forecasts that are based on industry publications or other publicly available information, as well as other information based on our internal sources. This information may be based on many assumptions and limitations, and you are cautioned not to give undue weight to such information. We have not independently verified the accuracy or completeness of the information contained in these industry publications and other publicly available information. ir.factorialenergy.com 10

Shareholder Letter I Q2 | Aug 11, 2026   This communication shall not constitute an offer to sell, or the solicitation of an offer to buy, or a recommendation to purchase, any securities, in any jurisdiction. Factorial does not provide investment advice, recommendations, or guidance regarding the purchase or sale of any securities. Investors should consult their own financial, legal, and tax advisors before making any investment decisions.   Factorial has used, and intends to continue to use, its Investor Relations website (https:// ir.factorialenergy.com), as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD. Information on or that can be accessed through Factorial’s Investor Relations website, or that is contained in any website to which a hyperlink is provided herein is not part of this press release, and the inclusion of Factorial’s Investor Relations website address, and any hyperlinks are only inactive textual references. Financial Update and Outlook CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) (in thousands) ir.factorialenergy.com 11

Shareholder Letter I Q2 | Aug 11, 2026 CONDENSED CONSOLIDATED BALANCE SHEET (Unaudited) (in thousands) ir.factorialenergy.com 12

Shareholder Letter I Q2 | Aug 11, 2026 CONDENSED CONSOLIDATED STATEMENT OF CASH FLOW (Unaudited) (in thousands) ir.factorialenergy.com 13

Shareholder Letter I Q2 | Aug 11, 2026 Non-GAAP Financial Measures This letter includes non-GAAP operating expenses, a financial measure that is not prepared in accordance with generally accepted accounting principles. We define non-GAAP operating expenses as total operating expenses excluding depreciation and amortization, non-cash lease expenses and amortization, and stock-based compensation, all of which can be found on our consolidated statement of cash flows. Management uses this measure to plan and evaluate the cash cost of operating the business. It has limitations, should not be considered in isolation, and is not a substitute for the most directly comparable GAAP measure. As such measure is not defined under GAAP, such measure may not be comparable to similarly titled measures used by other public companies. Factorial does not provide a reconciliation of forward-looking non-GAAP operating expenses to the most directly comparable forward-looking GAAP measure because it cannot do so without unreasonable effort. The reconciling items, which include depreciation and amortization, non-cash lease expenses and amortization, and stock-based compensation, depend on factors that cannot be predicted with reasonable accuracy, including the timing and amount of future equity awards, the future fair market value of our common stock, the timing and amount of capital expenditures, and the timing and terms of future lease arrangements. These items are difficult to forecast, are in certain cases outside our control, and could be material to our results of operations calculated in accordance with GAAP. For the same reasons, we are unable to address the probable significance of the unavailable information. RECONCILIATION OF GAAP OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES (Unaudited) (in thousands) ir.factorialenergy.com 14